EXHIBIT 10.13

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of                 , 2004, is entered into by and among Thomas Properties Group, Inc., a Delaware corporation (the “Company”), Thomas Properties Group, L.P., a Maryland limited partnership (the “Operating Partnership”), and the holders of limited partnership interests in the Operating Partnership whose names are set forth on the signature pages hereto (each a “Unit Holder” and collectively, the “Unit Holders”).

RECITALS

A. In connection with the initial public offering of shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), the Company, the Operating Partnership and the Unit Holders as the parties that hold ownership interests in certain improved and unimproved properties and other assets (collectively, the “Properties”) will engage in certain formation transactions whereby the Unit Holders will contribute to the Operating Partnership their interests in the Properties.

B. The Unit Holders will receive units of limited partnership interests (“Partnership Units”) in the Operating Partnership in exchange for their respective interests in the Properties and the Company will be the general partner of the Operating Partnership.

C. Pursuant to the Agreement of Limited Partnership of the Operating Partnership dated as of                  , 2004 (as the same may be amended, modified or restated from time to time, the “OP Agreement”), Partnership Units owned by the Unit Holders will be redeemable for cash or, at the Company’s option, for shares of Common Stock upon the terms and subject to the conditions contained therein.

D. The Unit Holders are willing to contribute their respective interests in the Properties in consideration of receiving, among other things, the registration rights as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.1. Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” means with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or other interests, by agreement or otherwise.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Days” means any day except a Saturday, Sunday or other day on which the principal securities exchange or quotation system on which the Registrable Securities are listed or quoted is closed.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Recitals.

“Demand Registration” shall have the meaning set forth in Section 2.2.

“Demand Registration Statement” shall have the meaning set forth in Section 2.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means any Person who is the record owner of any Registrable Securities and is, or becomes, a party to this Agreement.

“Indemnified Party” shall have the meaning set forth in Section 2.13.

“Indemnifying Party” shall have the meaning set forth in Section 2.13.

“Indemnitee” shall have the meaning set forth in Section 2.11.

“Initial Public Offering” means the initial public offering of the Company’s Common Stock pursuant to the Registration Statement (No. 333-114527) filed by the Company with, and declared effective by, the Commission under the Securities Act.

“Losses” shall have the meaning set forth in Section 2.11.

“Market Value” means the closing price of the Registrable Securities quoted on the principal securities exchange or quotation system on which such Registrable Securities are listed or quoted on the trading day immediately preceding the date upon which the Holders deliver to the Company written notice of a request for a Shelf Registration Statement or Demand Registration Statement.

“OP Agreement” shall have the meaning set forth in the Recitals.

“Operating Partnership” shall have the meaning set forth in the Recitals.

“Partnership Units” shall have the meaning set forth in the Recitals.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or governmental entity.

“Piggy-Back Registration” shall have the meaning set forth in Section 2.3.

“Properties” shall have the meaning set forth in the Recitals.

“Redeemable Partnership Units” means Partnership Units that may be redeemable for cash or, at the Company’s option, for Common Stock pursuant to the OP Agreement.

“Registrable Securities” means shares of Common Stock (or any other security issued or issuable in exchange for shares of Common Stock pursuant to a merger, business combination, consolidation, recapitalization or otherwise) at any time owned of record by any Holder, including shares of Common Stock issuable upon redemption of Redeemable Partnership Units, and any additional shares of Common Stock (or such other securities) issued as a dividend, distribution or exchange for, or in respect of, such securities, until such time as (i) a registration statement covering such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or under which such securities may be sold pursuant to Rule 144(k), (iii) such securities held by such Holder may be sold pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act, or (iv) such securities have been otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such securities not bearing the Securities Act restricted stock legend and such securities may be resold without subsequent registration under the Securities Act.

“Rule 415” shall have the meaning set forth in Section 2.1.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

“Shelf Registration Statement” shall have the meaning set forth in Section 2.1.

“Suspension” shall have the meaning set forth in Section 2.4(b).

“Suspension Notice” shall have the meaning set forth in Section 2.4(b).

“Unit Holder” shall have the meaning set forth in the Recitals.

“Unit Holders” shall have the meaning set forth in the Recitals.

ARTICLE 2

REGISTRATION RIGHTS

SECTION 2.1. Shelf Registration.

(a) On or after the date that is fourteen (14) months after the closing of the Initial Public Offering, the Holders may at any time or from time to time, subject to Section 2.4 (Black-Out Rights; Suspension Rights) and Section 2.5 (Holdback Agreements), deliver to the Company a written request that the Company prepare and file with the Commission a registration statement on an appropriate form under the Securities Act (together with any amendments or supplements thereto, the “Shelf Registration Statement”), registering under the Securities Act the Registrable Securities for offer or sale by the Holders from time to time pursuant to Rule 415 under the Securities Act, or any successor thereto (“Rule 415”). Subject to Section 2.4 (Black-Out Rights; Suspension Rights) and Section 2.5 (Holdback Agreements), as promptly as reasonably practicable after the receipt of a request for the filing of a Shelf Registration Statement, the Company shall file a Shelf Registration Statement registering the Registrable Securities. The Company shall file an additional Shelf Registration Statement to register additional Registrable Securities held by any Holder making a subsequent request pursuant to this Section 2.1; provided, that the Company, at its option, may use a combined prospectus pursuant to Rule 429 under the Securities Act, or any successor thereto. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to file a Shelf Registration Statement unless the Company is eligible to file a registration statement on Form S-3 (or any successor form).

(b) Any request for a Shelf Registration Statement shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof. Within 10 Business Days after receipt of such request, the Company will give written notice of such registration request to all other Holders and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the mailing of the Company’s notice. Each such request will also specify the number of Registrable Securities to be registered and the intended methods of disposition thereof.

SECTION 2.2 Demand Registration.

(a) On or after the date that is fourteen (14) months after the closing of the Initial Public Offering, the Holders may, subject to Section 2.4 (Black-Out Rights; Suspension Rights) and Section 2.5 (Holdback Agreements), deliver to the Company a written request that the Company prepare and file with the Commission a registration statement on an appropriate form under the Securities Act (together with any amendments or supplements thereto, a “Demand Registration Statement”), registering under the Securities Act Registrable Securities then outstanding having a Market Value of not less than $10,000,000 to effect an underwritten public offering of Registrable Securities by the initiating Holders (a “Demand Registration”). Notwithstanding the foregoing, the Company shall not be obligated to effect more than one Demand Registration in any twelve (12) month period.

(b) Any request for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intent to effect an underwritten public offering of such Registrable Securities. Within 10 Business Days after receipt of such request, the Company will give written notice of such registration request to all other Holders and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the mailing of the Company’s notice. Each such request will also specify the number of Registrable Securities to be registered and the intent to effect an underwritten public offering of such Registrable Securities.

(c) Subject to Section 2.3(d), if all Holders that request the filing of a Demand Registration Statement have a sufficient number of Registrable Securities registered for sale pursuant to a Shelf Registration Statement, the Company may satisfy the request to effect a Demand Registration by filing an appropriate prospectus supplement with the Commission to effect an underwritten public offering; provided, that such underwritten public offering shall be deemed a Demand Registration and shall be required to satisfy each of the conditions and other requirements for a Demand Registration specified in this Agreement.

(d) The Company shall select the lead underwriter or underwriters and any co-manager or co-managers in connection with any underwritten public offering pursuant to this Agreement, after consultation with the Holders initiating such Demand Registration.

(e) A registration will not count as a Demand Registration until it has become effective. For purposes of this Agreement, (i) an offering on a Demand Registration Statement is deemed to be effected on the effective date thereof, and (ii) an underwritten public offering on a Shelf Registration Statement that is deemed to be a Demand Registration pursuant to Section 2.2(c) is deemed to be effected on the date a prospectus supplement is filed with the Commission (other than any preliminary prospectus supplement). Notwithstanding the foregoing, an offering shall not be deemed to have been effected if such offering is not consummated as a result of (i) a breach by the Company of its obligations under this Agreement or any underwriting agreement relating to an underwritten public offering, or (ii) the Company exercising its rights under Section 2.4 (Black-Out Rights; Suspension Rights), and, in either case, after the offering would otherwise have been deemed to have been effected pursuant to the preceding sentence.

SECTION 2.3. Piggy-Back Registration.

(a) If the Company proposes to register any shares of Common Stock for its own account or for the account of any holder or holders of Common Stock pursuant to contractual rights of such holder or holders or otherwise, in either case under the Securities Act in an underwritten public offering (other than (i) any registration statement filed by the Company under the Securities Act relating to an offering of Common Stock for its own account as a result of the exercise of the rights of redemption set forth in the OP Agreement, (ii) a registration statement on Form S-4 or S-8 under the Securities Act or any successor forms, (iii) a registration statement for a delayed or continuous offering pursuant to Rule 415, or (iv) an offering of securities solely to the Company’s existing stockholders) (together with any underwritten public offering of Common Stock pursuant to Rule 415 as described in Section 2.3(b) below, a “Piggy-

Back Registration”), the Company shall give the Holders written notice of such proposed registration no less than 15 Business Days before the anticipated date of filing by the Company in connection with such registration. Subject to Section 2.3(d), the Company shall include in such registration all Registrable Securities held by the Holders of Registrable Securities with respect to which the Company has received a written request for inclusion therein within 10 Business Days after the Company’s notice of such proposed registration.

(b) If the Company proposes to offer for its own account or for the account of any holder or holders of Common Stock pursuant to contractual rights of such holder or holders or otherwise, in either case shares of Common Stock in any underwritten public offering pursuant to Rule 415, the Company shall give the Holders written notice of such proposed offering no less than 15 Business Days before the anticipated date of commencement of distribution by the Company in connection with such offering. Subject to Section 2.3(d), the Company shall include in such offering all Registrable Securities with respect to which the Company has received a written request for inclusion therein within 10 Business Days after the Company’s notice of such proposed offering.

(c) The Company shall select the lead underwriter or underwriters and any co-manager or co-managers to administer any offering of Registrable Securities pursuant to a Piggy-Back Registration. In the event the Company gives the Holders notice of its intention to effect an offering pursuant to a Piggy-Back Registration and subsequently declines to proceed with such offering, the Holders shall have no rights in connection with such offering; provided, however, that, subject to Section 2.4 (Black-Out Rights; Suspension Rights), at the request of the Holders, the Company shall proceed with such offering with respect to the Registrable Securities included therein, which offering shall be deemed to be a Demand Registration for all purposes hereunder. The Holders shall participate in any offering of Registrable Securities pursuant to a Piggy-Back Registration in accordance with the same plan of distribution for such Piggy-Back Registration as the Company or the holder or holders of Common Stock that proposed such Piggy-Back Registration, as the case may be.

(d) If the lead underwriter or underwriters of a Piggy-Back Registration advise the Company that, in their judgment, the number of Registrable Securities requested to be included in such offering exceeds, together with the other shares of Common Stock to be included therein, the number of shares of Common Stock that can be sold in such offering without adversely affecting the marketability of the offering, then the Company shall include in such offering:

(1) first, shares of Common Stock that the Company proposes to offer;

(2) second, shares of Common Stock requested to be included therein by the Holders, pro rata;

(3) third, shares of Common Stock that any other holder or holders of Common Stock propose to offer pursuant to contractual rights of such holder or holders, pro rata; and

(4) fourth, any other shares of Common Stock.

SECTION 2.4. Black-Out Rights; Suspension Rights.

(a) The Company may postpone the filing or effectiveness of any Shelf Registration Statement or Demand Registration Statement or any related prospectus or prospectus supplement at any time if the Company determines, in its reasonable judgment, that (i) such action or proposed action would interfere with any proposal or plan by the Company or any of its Affiliates to engage in any material acquisition, merger, consolidation, tender offer, securities offering or other material transaction or (ii) would require the Company to make a public disclosure of previously non-public material information, and the Company shall promptly notify the Holders requesting such Shelf Registration Statement or Demand Registration Statement or related prospectus or prospectus supplement of any postponement pursuant to this Section 2.4(a). The Company agrees that it will terminate any such postponement as promptly as reasonably practicable and will promptly notify such Holders of such termination. In making any such determination to initiate or terminate a postponement, the Company shall not be required to consult with or obtain the consent of such Holders.

(b) In the event of:

(1) any request by the Commission or any other federal or state governmental authority during the period of effectiveness of a registration statement contemplated by this Agreement for amendments or supplements to such registration statement or related prospectus or prospectus supplement or for additional information;

(2) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of any registration statement contemplated by this Agreement or the initiation of any proceedings for that purpose;

(3) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or

(4) any event or circumstance that necessitates the making of any changes in a registration statement contemplated by this Agreement or related prospectus or prospectus supplement, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of a registration statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of a prospectus or prospectus supplement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

then the Company shall deliver a written notice to the Holders with Registrable Securities covered by such registration statement or related prospectus or prospectus supplement (the “Suspension Notice”) to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), and, upon receipt of such Suspension Notice, such Holders will refrain from selling any Registrable Securities pursuant to such registration statement (a “Suspension”) until such Holder’s receipt of copies of a supplemented or amended prospectus or prospectus supplement prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus or prospectus supplement may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus or prospectus supplement. In the event of any Suspension, the Company will use commercially reasonable efforts to cause the use of the prospectus or prospectus supplement so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to such Holders, subject to Section 2.4(a). The Suspension and Suspension Notice shall be held in confidence and not disclosed by such Holders, except as required by law.

SECTION 2.5 Holdback Agreements. Each Holder agrees not to sell, offer for sale or otherwise transfer any Registrable Securities during any of the following periods:

(a) except as contemplated by Section 2.5(b) or Section 2.5(c), unless the lead underwriter administering the offering otherwise agrees, the period commencing 10 days prior to the anticipated effective date of a registration statement for any underwritten public offering of Common Stock (or any securities convertible into or exchangeable or exercisable for the Common Stock) and ending 90 days after such effectiveness;

(b) in the case of a Rule 415 registration statement, unless the lead underwriter administering the offering otherwise agrees, the period commencing 10 days prior to the anticipated date of the Company’s notice of commencement of distribution in connection with such offering and ending 90 days after the commencement of such distribution; and

(c) in the case of a registration statement on Form S-4 (or any successor form) in connection with a transaction involving the Company, commencing upon the effective date of the registration statement relating to such transaction and terminating 90 days after the consummation of such transaction, or such shorter time period (if any) as the Company shall be restricted from making transfers of Common Stock (or any securities convertible into or exchangeable for the Common Stock) pursuant to a customary written lock-up agreement with an unaffiliated third-party;

provided, that any applicable period shall terminate on such earlier date as the Company gives notice to the Holders that the Company declines to proceed with any such offering; and provided, further, that this Section 2.5 shall apply regardless of whether Registrable Securities owned by such Holder are included in any such registration statement.

SECTION 2.6 Registration Procedures; Filings; Information.

(a) Whenever Registrable Securities are to be registered pursuant to this Agreement, the Company shall, to the extent applicable for each type of registration statement:

(1) subject to Section 2.4 (Black-Out Rights; Suspension Rights), prepare and file with the Commission a registration statement with respect to such

Registrable Securities and use commercially reasonable efforts to cause such registration statement to be declared effective as promptly after the initial filing thereof as reasonably practicable;

(2) upon request, furnish to each Selling Holder copies of such registration statement, the prospectus contained therein, any prospectus supplement and any amendments or supplements thereto prior to filing such documents with the Commission, but only to the extent such documents contain information regarding such Selling Holder, with such documentation and any other documentation provided by this Agreement to be delivered to such Selling Holder;

(3) subject to Section 2.4 (Black-Out Rights; Suspension Rights), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus or prospectus supplement used in connection therewith as may be necessary to keep such registration statement effective until all Registrable Securities covered by such registration statement have been sold or such registration statement has been withdrawn;

(4) furnish to each Selling Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any prospectus supplement (including any preliminary prospectus supplement) and such other documents as the Selling Holder may reasonably request to facilitate the disposition of the Registrable Securities;

(5) so long as Common Stock is listed or quoted on any United States securities exchange or quotation system, use its commercially reasonable efforts to cause the Registrable Securities to be listed or quoted on such exchange or quotation system;

(6) use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or underwriter, if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and do any and all other acts and things that may be reasonably necessary or advisable to enable the Selling Holder to consummate the disposition of the Registrable Securities in such jurisdictions; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction;

(7) subject to Section 2.4 (Black-Out Rights; Suspension Rights), notify each Selling Holder at any time when a prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus or prospectus supplement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, at the request of the Selling Holders, the Company will prepare a supplement or amendment to such prospectus or prospectus supplement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus or prospectus supplement will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(8) enter into such customary agreements (including underwriting agreements in customary form) and take such other actions as the Selling Holders reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; and

(9) make available (and cause all of the officers, directors, employees and independent accountants of the Company and its subsidiaries to make available), to the extent reasonably requested by the Selling Holders or any attorney, accountant or other agent retained by the Selling Holders in connection with such registration statement, all financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries for inspection by the Selling Holders or any attorney, accountant or other agent retained by the Selling Holders in connection with such registration.

(b) The Selling Holders shall cooperate with the Company in the preparation and filing of any registration statement under the Securities Act pursuant to this Agreement and provide the Company with all information necessary to complete such preparation within a reasonable period of time prior to the proposed filing of such registration statement, and in the case of any Shelf Registration Statement to be filed pursuant to Section 2.1 or any Demand Registration Statement to be filed pursuant to Section 2.2 within such period as is necessary to enable the Company to file such registration statement within 30 Business Days of the Holder’s request therefor.

(c) The Company shall file the reports required to be filed by it under Section 13 of the Exchange Act or any successor thereto (or, if the Company is not required to file such reports, make publicly available such information upon the request of the Holders), and take such further action as the Holders may reasonably request, all to the extent required to enable the Holders to transfer the Registrable Securities pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act.

SECTION 2.7. Participation in Underwritten Registrations. Holders may not participate in any underwritten public offering hereunder unless they (a) agree to sell their securities on the basis provided in the registration statement relating to such public offering and in the underwriting arrangements reasonably agreed to by the Company and any underwriter for such public offering, and (b) complete and execute all questionnaires, powers of attorney, underwriting agreements, custodian agreements and other documents reasonably required under the terms of such underwriting arrangements.

SECTION 2.8. Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”): (a) all federal and state filing fees (including all blue sky registration or qualification fees), (b) all fees and expenses of its counsel and all independent certified public accountants, underwriters (excluding discounts and commissions and fees and expenses of counsel to the underwriters) and other Persons retained by the Company, (c) printing expenses, and (d) all fees and expenses incurred in connection with the listing of the Registrable Securities; provided, that the Company shall not be required to pay any expenses of any registration proceeding begun pursuant to Section 2.2 (Demand Registration) if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration). If such Holders shall fail to reimburse the Company for such expenses, the Company shall not be obligated to file another Demand Registration Statement for a period of 12 months from the date such registration statement was withdrawn. The Company shall have no obligation to pay any transfer taxes relating to the registration or sale of the Registrable Securities.

SECTION 2.9. Other Registration Rights.

(a) Nothing herein shall prohibit the Company from granting to any Person the right to cause the Company to register any securities of the Company under the Securities Act; provided, however, that the Company shall not grant any such right that conflicts with the rights of the Holders under this Agreement or otherwise limits or reduces such rights. The Company shall cause each other holder of Common Stock (or any security convertible or exchangeable into Common Stock) who obtains the right, after the date of this Agreement, to propose a registration giving rise to a Piggy-Back Registration, if any, to agree not to transfer any shares of Common Stock or securities convertible into or exchangeable for Common Stock, for the applicable period set forth in Section 2.5 (Holdback Agreements).

(b) Notwithstanding anything to the contrary contained herein, the Company, in its sole discretion and without the written consent of the Holders, may amend this Agreement to permit any Person to become a party hereto if such Person owns shares of Common Stock, including shares of Common Stock issuable upon redemption of Redeemable Partnership Units, and agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

SECTION 2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article 2 may be assigned (but only with all related obligations) only if (a) such assignment is permitted by the OP Agreement, if applicable, (b) the Company is furnished with written notice of the name and address of such assignee and the securities with respect to which such registration rights are being assigned, (c) such assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, and (d) immediately following such transfer the further disposition of such securities by the assignee is restricted under the Securities Act.

SECTION 2.11 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder, its officers, directors, employees and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an “Indemnitee”) from and against any and all losses, claims, damages and liabilities (“Losses”) arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement contemplated by this Agreement or any related prospectus or prospectus supplement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses arise out of or are caused by any such untrue statement or omission or alleged untrue statement or omission included or omitted in conformity with information furnished in writing to the Company by such Indemnitee or on such Indemnitee’s behalf expressly for inclusion therein; provided, that the foregoing indemnity agreement with respect to any preliminary prospectus or prospectus supplement shall not inure to the benefit of such Indemnitee, if the Person asserting any Losses against such Indemnitee purchased Registrable Securities and a copy of the prospectus or prospectus supplement (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnitee to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such Person, and if the prospectus or prospectus supplement (as so amended or supplemented) would have cured the defect giving rise to such asserted Losses.

SECTION 2.12. Indemnification by Selling Holders. Each Selling Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its Affiliates, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company, but only with respect to Losses arising out of or caused by any untrue statement or omission included or omitted in conformity with information furnished in writing by or on behalf of the Selling Holder expressly for use in any registration statement contemplated by this Agreement or any related prospectus or prospectus supplement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished or any amendments or supplements thereto).

SECTION 2.13. Conduct of Indemnification Proceedings. In case any claim is asserted or any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.11 or Section 2.12, such person (an “Indemnified Party”) shall promptly notify in writing the Person against whom such indemnity may be sought (an “Indemnifying Party”); provided, however, that the omission so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability which it may have to such Indemnified Party expect to the extent that the Indemnifying Party was prejudiced by such failure to notify. The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent (subject to the following sentences of this section) the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the

Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests or legal defenses between them and, in all such cases, the Indemnifying Party shall only be responsible for the reasonable fees and expenses of such counsel. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to any local counsel) for all such Indemnified Parties not having actual or potential differing interests or legal defenses among them, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.11, the Selling Holders that owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.12, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent.

SECTION 2.14. Contribution.

(a) If the indemnification provided for in Section 2.11 or Section 2.12 is unavailable to an Indemnified Party or insufficient in respect of any Losses, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party and Persons acting on behalf or controlling the Indemnified Party in connection with the statements or omissions or violations that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnifying Party shall not be required to contribute pursuant to this Section 2.14(a) if there has been a settlement of any proceeding effected without its written consent.

(b) The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.14 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding subsection. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding subsection shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.14, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The Selling Holder’s obligations to contribute pursuant to this Section 2.14 are several in the proportion that the proceeds of the offering received by such Selling Holder bear to the total proceeds of the offering received by all the Selling Holders and not joint.

SECTION 2.15. Survival. The obligations of the Company and the Holders under Sections 2.11, 2.12. 2.13, and 2.14 hereof shall survive the completion of any offering of Registrable Securities and the termination or expiration of this Agreement.

ARTICLE 3

MISCELLANEOUS

SECTION 3.1. Exchange Listing. In the event that the Company shall issue any shares of Common Stock upon redemption of Redeemable Partnership Units pursuant to the OP Agreement, then, prior to or concurrently with the issuance thereof by the Company, the Company agrees to cause any such shares of Common Stock to be listed or quoted on the principal securities exchange or quotation system on which the Common Stock is then listed or quoted.

SECTION 3.2. Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

SECTION 3.3. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 3.4. Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:

(a) if to any Holder, at the address or facsimile number for such Holder set forth beneath such Holder’s name on the signature page hereto, or to such other address or facsimile number and to such other Persons as such Holder may hereafter specify in writing; and

(b) if to the Company or the Operating Partnership, initially at ARCO Plaza, 515 South Flower Street, Sixth Floor, Los Angeles, California 90071 (Attention: Chief Financial Officer) (facsimile                 ), or to such other address or facsimile number as the Company may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: (i) at the time delivered, if hand delivered; (ii) when received if deposited in the mail, postage prepaid, if mailed; (iii) when receipt acknowledged, if sent by facsimile; and (iv) on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

SECTION 3.5. Successors and Assigns. Except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns.

SECTION 3.6. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

SECTION 3.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the choice of law provisions thereof.

SECTION 3.8. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 3.9. Entire Agreement. This Agreement is the entire agreement of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

SECTION 3.10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 3.11. No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any Person, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies or other benefits under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

“OPERATING PARTNERSHIP”

THOMAS PROPERTIES GROUP, L.P., a

Maryland limited partnership

By:  Thomas Properties Group, Inc., a

Delaware corporation

Its General Partner

By:

Name:

Title:

“COMPANY”

THOMAS PROPERTIES GROUP, INC, a

Delaware corporation

By:

Name:

Title:

“UNIT HOLDERS”

[NAME]

[ADDRESS]

[NAME]

[ADDRESS]

S-1

[NAME]

[ADDRESS]

[NAME]

[ADDRESS]

S-2